UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 6/8/2006

BJ Services Company

(Exact name of registrant as specified in its charter)

Commission File Number: 1-10570

DE	63-0084140
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4601 Westway Park Blvd., Houston, TX 77041

(Address of principal executive offices, including zip code)

713-895-5624

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On June 8, 2006, BJ Services Company (the “Company”) completed the public offering of $500 million aggregate principal amount of Senior Notes, consisting of $250 million of floating rate Senior Notes due 2008, with an annual interest rate of three-month LIBOR plus 17 basis points, and $250 million of 5.75% Senior Notes due 2011 (collectively, the “Notes”). The net proceeds from the offering of approximately $497.1 million, after deducting underwriting discounts and commissions and expenses, will be used to repurchase outstanding shares of common stock, repay indebtedness, fund capital expenditures and for other corporate purposes.

The terms of the Notes are governed by the Indenture, dated as of June 8, 2006 (the “Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, each dated June 8, 2006 (the “Supplemental Indentures”). The Indenture is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The First Supplemental Indenture with respect to the Senior Notes due 2011 is filed herewith as Exhibit 4.2 and is incorporated herein by reference. The Second Supplemental Indenture with respect to the Floating Rate Senior Notes due 2008 is filed herewith as Exhibit 4.3 and is incorporated herein by reference. The term sheets with respect to certain terms of the Notes are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference. Certain terms of the Notes, the Indenture and the Supplemental Indentures are further described in the prospectus supplement, dated June 5, 2006, as filed by the Company with the Commission on June 7, 2006, under the heading, “Description of the Notes,” which is incorporated herein by reference. The term sheets and description of the Notes are qualified in their entirety by the provisions of the Indenture and the Supplemental Indentures.

The Company registered the sale of the Notes with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-134724) filed on June 5, 2006 (the “Registration Statement”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Indenture and the Supplemental Indentures is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

In connection with the offering of the Notes, the Company is also filing certain other exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference into the Registration Statement, including the Forms of Notes and the opinion of Andrews Kurth LLP., which are filed herewith as Exhibits 4.4, 4.5 and 5.1, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibits

4.1	Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee.

4.2	First Supplemental Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011.

4.3	Second Supplemental Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the Floating Rate Senior Notes due 2008.

4.4	Form of Senior Note due 2011 (included in Exhibit 4.2 above).

4.5	Form of Floating Rate Senior Note due 2008 (included in Exhibit 4.3 above).

5.1	Opinion Letter of Andrews Kurth LLP regarding the validity of the Notes.

23.1	Consent of Andrews Kurth LLP (included as part of Exhibit 5.1).

99.1	Term Sheet relating to the Floating Rate Senior Notes due 2008 (incorporated by reference to the Free Writing Prospectus filed by the Company on June 7, 2006).

99.2	Term Sheet relating to the 5.75% Senior Notes due 2011 (incorporated by reference to the Free Writing Prospectus filed by the Company on June 7, 2006).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ Services Company

Date: June 12, 2006	By:	/s/ Margaret B. Shannon
Margaret B. Shannon Vice President—General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibits

4.1	Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee.

4.2	First Supplemental Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011.

4.3	Second Supplemental Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the Floating Rate Senior Notes due 2008.

4.4	Form of Senior Note due 2011 (included in Exhibit 4.2 above).

4.5	Form of Floating Rate Senior Note due 2008 (included in Exhibit 4.3 above).

5.1	Opinion Letter of Andrews Kurth LLP regarding the validity of the Notes.

23.1	Consent of Andrews Kurth LLP (included as part of Exhibit 5.1).

99.1	Term Sheet relating to the Floating Rate Senior Notes due 2008 (incorporated by reference to the Free Writing Prospectus filed by the Company on June 7, 2006).

99.2	Term Sheet relating to the 5.75% Senior Notes due 2011 (incorporated by reference to the Free Writing Prospectus filed by the Company on June 7, 2006).